Exhibit 99.1 GAME-CHANGING MEDICINES FOR COMPLEMENT- MEDIATED DISEASES JANUARY 2023 Nasdaq: ANNX 1

Forward-Looking Statements This presentation contains “forward‐looking” statements about Annexon, Inc. the outcomes of any future collaboration agreements; and our ability to and our industry that involve substantial risks and uncertainties. All adequately maintain intellectual property rights for our product candidates. statements other than statements of historical facts, including statements These and other risks are described in greater detail under the section titled regarding our clinical and preclinical programs, timing and commencement of “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the future nonclinical studies and clinical trials and research and development Securities Exchange Commission (SEC) on November 3, 2022 and our other programs, timing of clinical results, strategic plans for our business and filings with the SEC from time to time. All forward-looking statements in this product candidates, including additional indications which we may pursue, our presentation speak only as of the date of this presentation. Except as required financial position, runway and anticipated milestones, are forward-looking by law, we undertake no obligation to publicly update any forward-looking statements. In some cases, you can identify forward-looking statements by statements, whether as a result of new information, future events or terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” otherwise. “continue,” “could,” “design,” “due,” “estimate,” “expect,” “focus,” “goal,” This presentation concerns drug candidates that are under clinical “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” investigation, and which have not yet been approved for marketing by the U.S. “should,” “target,” “will,” “would” and other similar expressions that are Food and Drug Administration (FDA). These are currently limited by federal predictions of or indicate future events and future trends, or the negative of law to investigational use, and no representation is made as to their safety or these terms or other comparable terminology. effectiveness for the purposes for which they are being investigated. Forward-looking statements are not guarantees of future performance and are This presentation also contains estimates and other statistical data made by subject to risks and uncertainties that could cause actual results and events independent parties and by us relating to market size and growth and other to differ materially from those anticipated, including, but not limited to, risks data about our industry. This data involves a number of assumptions and and uncertainties related to: our history of net operating losses; our ability to limitations, and you are cautioned not to give undue weight to such estimates obtain necessary capital to fund our clinical programs; the early stages of or statistical data. Neither we nor any other person makes any representation clinical development of our product candidates; the effects of COVID-19 or as to the accuracy or completeness of such data or undertakes any obligation other public health crises on our clinical programs and business operations; to update such data after the date of this presentation. our ability to obtain regulatory approval of and successfully commercialize our product candidates; any undesirable side effects or other properties of our product candidates; our reliance on third-party suppliers and manufacturers; 2

A bold mission to free the body, brain and eye from complement- mediated disease 3

Annexon Overview: Pursuing Our Mission & Significant Value Pioneering Classical Complement Platform in Autoimmunity, Neurodegeneration & Ophthalmology ▪ Complement clinically / commercially validated with downstream approaches (C1s, C3, C5) ▪ ANNX building on prior learnings to block both up & downstream complement where it starts − Pursuing indications where (i) C1q localizes on disease tissue to anchor complement activation & (ii) complement activity drives disease progression ▪ Multi-faceted ‘beach-head’ portfolio with ‘informed signal finding’ and ‘confirming’ trials ▪ Clinical POC with lead drug candidate (ANX005) in multiple indications: GBS, HD, CAD, ALS Significant ‘Enterprise Value’ Potential with multiple drivers over the next 3 years ▪ Targeting both Orphan and large patient population diseases with 4 Flagship Programs -- ~$10B market opportunity ▪ Multiple value driving clinical readouts over 2023 & 2024, including GA & GBS confirming trials ▪ Potential 1st-in-class GBS commercialization & initiation of 1st-in-class anti-complement HD pivotal trial ▪ Potential 1st-in-class oral compound for Autoimmune diseases Well-Capitalized with Additional Opportunities ▪ Runway into 2025 ▪ Robust IP estate ▪ Wholly-owned with specific therapeutic-area partnering opportunities 4

Meaningful Progress Across Our Portfolio of Complement- targeted Therapies in 2022 Positive clinical outcomes with ANX005 in patients with HD, CAD & ALS Favorable safety profile with ANX005 across >200 people treated Enrollment completed early for Phase 2 trial of ANX007 for GA First-in-kind oral small molecule shows target drug levels achieved $130M capital raise to expand and extend runway into 2025 5

Revolutionizing Complement Biology in Pursuit of Our Mission

Targeting C1q & classical complement cascade to treat autoimmune and neurodegenerative disease

1960-70s

Understanding **C1q's role** in autoimmune disease


C1q
r/s
C1q initiates a powerful inflammatory cascade that can lead to tissue damage[1]
C4a
C4
C4b
C2
Immune cell recruitment
Immune cell attack
C3a
C3
C3b
C5a
C5
C5b-9
Membrane damage

2007

Discovery of C1q's role in **brain & eye neurodegeneration** by ANNX founder, Dr. Ben Barres


C1q anchors damaging complement activation on photoreceptor synapses in GA[2]

C1q Drives Removal of Functioning Synapses[3]

2014 - 2022

Annexon launched & advanced into mid- and late-stage trials targeting C1q-mediated diseases of the body, brain & eye

- ✓ **Validated role of C1q** in autoimmune & neurodegenerative disease
- ✓ **Full target engagement** with multiple drug candidates
- ✓ **Clinical POC in multiple diseases**
- ✓ **Well-capitalized** with runway into 2025
- ✓ **Talented 'Warrior Spirit' team**

ANNEXON biosciences

6

[1]McGonigal et al. Acta Neuropathologica Communications (2016) 4:23 ; [2]C1q bound to photoreceptor synapses in aged mice: Annexon data on file; [3]Stevens, et al., 2007, Cell

CSF C1q (µg/mL) Mean ± SD Robust Clinical Target Engagement of C1q Demonstrated in the Body, Brain & Eye Full C1q Inhibition in Full C1q Inhibition in Full C1q Inhibition in Serum with ANX005 CSF with ANX005 Aqueous Humor with ANX007 10 CSF Levels ANX005 0.03 1 0.1 0.1 0.002 CSF C1q 0.01 0 6 12 18 24 30 36 Week 7 CSF ANX005 (µg/mL) Mean ± SD

Clinical Proof-of-Concept Demonstrated in Both Autoimmune and Neurodegenerative Indications Guillain-Barré Syndrome (GBS) Huntington’s Disease (HD) ANX005 ANX005 28% patients 75% patients ≥3 pt improvement improved Composite Unified Huntington’s Disease Rating Scale Amyotrophic Lateral Sclerosis (ALS) Cold Agglutinin Disease (CAD) ANX005 All patients improved or maintained Hemoglobin Levels ANX005 progression rate during treatment Patients showed Both patients that stayed on drug > 2-point improvement continued to improve All patients who went off treatment declined 8

Achieving Our Mission With **FOUR FLAGSHIP PROGRAMS**

Stopping Harmful Inflammation and Tissue Damage in the Body, Brain & Eye

Guillain-Barré Syndrome (GBS)	Huntington's Disease (HD)	Geographic Atrophy (GA)	Orally Administered Small Molecule
AUTOIMMUNE	NEURODEGENERATION	OPHTHALMOLOGY	AUTOIMMUNE
Well-validated MOA *Fast path to market in rare disease*	*Pioneering MOA* *No disease-modifying treatments available*	*Well-validated MOA* *Localized inhibition in eye*	*Well-validated MOA* *Ease and convenience of oral dosing*
1st placebo-controlled trial in ~40 years	***1st complement inhibition in a brain disorder***	***1st up & downstream complement approach***	***1st oral compound targeting classical complement***

ANNEXON biosciences

9

Flagship Programs Advancing in Mid-stage and Pivotal Trials 2023 ANTICIPATED INDICATION CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MILESTONE Complete Phase 3 Guillain-Barré Syndrome ANX005 enrollment in 2H 2023 Initiate Phase 2/3 trial Huntington’s Disease ANX005 2023 Report Phase 2 data Geographic Atrophy ANX007 mid-2023 Complete MAD trial Autoimmune Indications ANX1502 and initiate POC trial in patients 10

ANX005 Summary 11

ANX005 Powerfully Inhibits C1q and Entire Classical Complement Pathway in the Body and Brain Key Attributes ✓ Diverse: Utilized in autoimmune & neurodegenerative trials ✓ Potency: High binding affinity to C1q (<10 pM) ✓ Target Engagement: Full C1q inhibition in blood and CSF ANX005 ✓ Safety: Generally well-tolerated in acute and chronic trials ✓ No drug-related deaths & no serious infections observed IV administered monoclonal antibody ✓ No autoimmune events observed post enhanced ANA screening / monitoring ✓ Clinical: Rapid clinical benefit demonstrated in GBS, HD, CAD & ALS Administered to >200 patients to date 12

ANX005 Generally Well-Tolerated in Several Patient Populations KEY TAKEAWAYS Leveraged learnings to No drug related 6 completed and optimize safety profile deaths & no serious 2 ongoing acute and infections observed chronic autoimmune ▪ Low grade, transient IRRs throughout all studies & neurodegenerative during first infusion: trials managed by infusion rate and pre-medication ▪ >100 patients from completed trials ▪ Single serious event of autoimmunity (SLE/ lupus- ▪ >110 patients in like syndrome): no further ongoing trials events of autoimmunity ▪ Exposure up to 1 year observed post enhanced ANA screening / safety monitoring to date 13

ANX005 Generally Well-Tolerated Across Clinical Trials

Treatment Emergent Adverse Events (TEAE)	Safety Population (N=116*)	
	All CTCAE Grades N (%)	CTCAE Grade ≥3 N (%)
Any reported TEAEs, N (%)	116 (100.0)	38 (32.8)
Most Common TEAE, N (%)		
Infusion Related Reaction (IRR)	38 (32.8)	3 (2.6)
Most Common TEAEs (non-IRR), N (%)		
Headache	37 (31.9)	0 (0)
Pain in extremity	24 (20.7)	0 (0)
Rash**	26 (22.4)	7 (6.0)
Pyrexia	18 (15.6)	0 (0)
Lab abnormality - CPK	15 (12.9)	7 (6.0)
Constipation	13 (11.2)	0 (0)
Pruritus	13 (11.2)	0 (0)
Serious TEAEs, N (%)	14 (12.1)	14 (12.1)
Related to ANX005	3 (2.6)	3 (2.6)
Infections	0 (0)	0 (0)

Study Deaths and Serious Adverse Events

- No deaths and no serious infections observed
- 3 observed serious adverse events related to ANX005
  - 1 IRR in NHV prior to dosing optimization
  - 2 in HD P2a trial (lupus like syndrome and idiopathic pneumonitis) prior to implementation of ANA screening and safety monitoring plan

Adverse Events of Note

- Infusion Related Reactions (IRR) primarily first dose effect across indications (~95%) and almost always associated with transient rash
  - Adverse events coded as rash were primarily IRR
  - No IRR observed after 2nd dose of ANX005
- Elevated creatine phosphokinase (CPK) seen in placebo and ANX005 treated GBS patients – consistent with GBS

* All completed and open label studies with ANX005 as per 01/05/2023; Includes: FIH, GBS P1b, GBS DDI, HD P2a, ALS P2a, CAD P2, wAIHA P2 trials
** Primarily initial dose IRRs, but coded as rash

ANNEXON biosciences

14

Flagship Programs • Guillain-Barré Syndrome (GBS) • Huntington’s Disease (HD) • Geographic Atrophy (GA) • Oral small molecule 15 15

First-In-Class Treatment for GBS Acute, antibody-mediated autoimmune disease driven by aberrant C1q activation GBS Overview Role of C1q ANX005 Rapid onset of ✓ Fast Track & Orphan Drug C1q binds autoantibodies on nerve neuromuscular weakness Designations components, anchoring complement and paralysis activation, inflammation & tissue damage ✓ Pursuing monotherapy label 12,000 patients ANX005 blocks all inflammatory / diagnosed/year in North damaging components of classical pathway ✓ Phase 3 pivotal trial ongoing America & Europe for rapid recovery ✓ Productive engagement with FDA No FDA-approved therapies C1q targeting the on the statistical analysis plan for neuromuscular the ongoing pivotal trial junction C1q 16 16

ANX005 Demonstrated Clinical POC in GBS Placebo-Controlled Trial Early improvement in muscle strength and reduction in neuronal damage preceding gain of function Impact on Muscle Strength Impact on Key Neuronal Biomarker Impact on Clinical Function Statistically significant early NfL Patients achieving ≥3 point Rapid increase in muscle strength within first week of treatment reduction (weeks 2-4) improvement in 8 weeks 90 Change in MRC ANX005 30 30 28% patients with 25 ANX005 ≥ 3 point gain 20 0 20 15 Placebo -30 10 10 Placebo 0% -60 5 P<0.05 0 0 -90 ANX005 Placebo 0 2 4 6 8 ANX005 Placebo Weeks (18-75 mg/kg) Guillain-Barré Mean Change in MRC Score from Baseline 6-Point Disability Scale All graphs: ANX005 n=18, Placebo, n=8 17 MRC (Change from Baseline) % Change in NfL % Patients

ANX005 GBS Phase 3 Pivotal Trial Underway

On track to complete expanded enrollment in 2H23 with Phase 3 data in 1H24

Trial Design


Placebo (n=~75)
ANX005 30 mg/kg (n=~75)
ANX005 75 mg/kg (n=~75)
Day 1:
Single Dose
6-month Off-treatment Follow-up

Specifications

- **Randomized, double-blind trial (N~220)**
- Recently diagnosed severe patients (3 or higher on GBS-DS)
- **Primary endpoint: GBS Disability Scale at week 8**
- Patients stratified for baseline muscle strength and time from symptom onset
- **Productive engagement with FDA on the statistical analysis plan for the ongoing pivotal trial**
    - **Increased study population by ~40 patients**

18

ANNEXON biosciences

First-In-Class Treatment for HD Progressive neurodegenerative disease involving excessive synapse loss and neuronal damage HD Overview Role of C1q ANX005 Progressive, inherited C1q triggers synapse damage, synapse ✓ Phase 2 results demonstrated 2,3 neurodegenerative removal and neuroinflammation benefit in clinical outcomes disorder ANX005 blocks classical complement ✓ Orphan Drug Designation 80K people affected activation to protect synapses, reduce 1 globally; ~300K at-risk neuroinflammation and improve clinical ✓ Productive engagement with FDA outcomes No approved treatments that reverse or slow ✓ Pivotal trial design aimed at C1q Targeting the C1q targeting disease progression slowing rate of disease Neuromuscular synapses on Junction progression striatal neurons of 3 HD patient ✓ Phase 2/3 trial expected to initiate in 2023 1 2 3 1GlobalData and market research reports, Wilton 2021 doi.org/10.1101/2021.12.03.471180; Hong 2016 Science doi 10.1126/science.aad8373; Stevens 2007 Cell doi 10.1016/j.cell.2007.10.036; Fonseca, 2004, J Neurosci; Dejanovic, 2018, Neuron; Vukojicic, 2019, Cell Reports; Howell, 2011, J Clin Inves; Williams, 2016, Mol Neurodegen; Jiao, 2018, Mol Neurodeg; Lui, 2016, Cell 165:921; Krukowski, 19 19 2018, Int.JMol Sci; Holden, 2021, Science; Annexon NfL reduction in SOD1 model, unpublished; Absinta, Nature, 2021

ANX005 Improved Clinical Outcomes in HD Phase 2 Trial Reduced Downstream Complement Reduced Neuroinflammation Improved Clinical Function HD inflammation marker (YKL-40*) CSF C3 levels decreased in all patients Benefit at all time points in high reduced in patients with high baseline during on and off treatment period complement group (cUHDRS) complement activity (C4a/C4) CSF YKL-40 c cUHDRS UHDRS CSF C3 CSF YKL-40 C4aH.L AM 01.03.23 CSF YKL-40 Impvr.NonImpvr AM 01.03.23 10 10 2 C4a/C4 Low (n=11) Non-improver (n=10) Off Off Off 1.00 treatment treatment treatment C4a/C4 High (n=12) Improver (n=13) 5 5 1 0.75 0 0 0 0.50 -5 -5 -1 0.25 0.00 -10 -2 -10 0 6 12 18 24 30 36 0 6 12 18 24 30 36 0 6 12 18 24 30 36 0 6 12 18 24 30 36 CSF YKL-40 Impvr.NonImpvr AM 01.03.23 Weeks CSF YKL-40 C4aH.L AM 01.03.23 CSF YKL-40 C4aH.L AM 01.03.23 CSF YKL-40 Impvr.NonImpvr AM 01.03.23 Weeks Time (weeks) Time (weeks) 10 10 10 10 C4a/C4 Low (n=11) Non-improver (n=10) C4a/C4 Low (n=11) Non-improver (n=10) C4a/C4 High (n=12) Improver (n=13) C4a/C4 High (n=12) Improver (n=13) 5 5 5 5 0 0 0 0 *Produced by activated glia - Elevated in HD and other neurological diseases -5 -5 -5 -5 20 -10 -10 -10 -10 0 6 12 18 24 30 36 0 6 12 18 24 30 36 0 6 12 18 24 30 36 0 6 12 18 24 30 36 Time (weeks) Time (weeks) Time (weeks) Time (weeks) CSF C3 levels (Fold change from baselin % Change (Median +/- QR) % Change (Median +/- QR) % Change (Median +/- QR) % Change (Median +/- QR) cUHDRS Change from Baseline % Change (Median +/- QR) % Change (Median +/- QR)

Initiating Pivotal Phase 2/3 Trial of ANX005 in HD Trial Design Key Objectives • Randomized, double-blind, placebo-controlled • Disease progression measured by cUHDRS and TFC • Leveraging precision medicine approach for patients with elevated baseline complement levels • Confirm observations with rapid drug impact on high complement baseline patients • Patient motor, cognition, behavior, functional capacity and quality of life assessments Patient Population • Safety and tolerability of ANX005 • Patients with manifest and pre-manifest HD • CAP score > 400 • UHDRS independence score ≥ 80 EXPECT TO INITIATE IN 2023 21

First-In-Class for Early Complement Inhibition in GA Progressive neurodegenerative retinal disease involving C1q-driven synapse and photoreceptor loss GA Overview Role of C1q ANX007 Leading cause of C1q drives tissue damage in the retina by ✓ Targeting up and blindness in the elderly anchoring complement activation on drusen, downstream complement photoreceptor cells and synapses activation 1M people diagnosed in US; 5M people globally ANX007 has potential to provide more ✓ Aim to slow rate of lesion complete protection by shutting down all growth Current approaches target classical pathway components downstream complement ✓ Fast Track Designation C1q Microglial cell C1q Targeting the Neuromuscular ✓ Administered to 200 Junction patients to date C1q directing synapse ✓ Phase 2 data anticipated engulfment by 1 mid-2023 microglial cells 1 22 22 Annexon data on file

ANX007 Provides Powerful Inhibition of C1q & Classical Pathway in All Layers of the Retina Key Attributes ✓ Potency: <10 pM Fab antibody formulated for intravitreal administration ✓ Target Engagement: Complete C1q inhibition in the eye for at least 4 weeks ✓ Safety: Generally well-tolerated in Phase 1b trial ANX007 ✓ Efficacy: Preclinical data demonstrating protection of photoreceptor cells IVT administered and retinal function antigen-binding fragment (Fab) ✓ Dosing: Pharmacokinetics in patient aqueous humor supports monthly/every other month dosing; optimizing formulation for less frequent dosing Administered to 200 patients to date 23

Targeting C1q's Dual Role in Vision Loss in GA

C1q drives inflammation in retina and specific mechanism of synapse loss on photoreceptor neurons

C1q Well Positioned to Drive Retinal Damage

C1q localized on drusen (hallmark pathology of GA)



C1q
Drusen

Modified Image from Jiao, 2018

C1q anchors classical complement activation on drusen

C1q's Unique Role in Neurodegeneration

C1q tags photoreceptor synapses to drive inflammation and neuronal damage



C1q
Synapses

Activated microglial cells engulf synapses

C1q guides microglial cells to target synapses in GA

C1q initiates & propagates neuroinflammation in the retina

Retina specimens from GA patients were procured from the San Diego Eye Bank; Annexon data on file; Tassoni et al, IOVS 2022 (ARVO Abstract)

24

ANNEXON biosciences

Broader Overview of C1q's Role in GA Progression

C1q accumulates in all layers of the outer retina and positioned as key driver of complement activation

- Drusen contain activating C1q substrates
- **C1q activation / inflammation contributes to retinal damage**
- Microglia/macrophages infiltrate the retina, expressing more C1q
- **C1q directly recognizes components of photoreceptor neurons → cell damage**
- **C1q tags photoreceptor synapses on stressed neurons → synapse pruning / degeneration**

GA Retinal Tissue



C1q / Synapse
C4
C1q

C1q-expressing microglial cell[1]

C1q on photoreceptor synapses[1]

C4, downstream of C1q, on photoreceptor cells at leading edge of pathology[2]

C1q on and around drusen[3]

[1]Annexon data on file; [2]Katschke, 2018; [3]Jiao, 2018

25

ANNEXON biosciences

ANX007 Inhibits C1q Throughout the Retina C1q Occupancy by ANX007 Following C1q Occupancy by ANX007 In Patient Aqueous Intravitreal Administration in Primates Supports Monthly/Every Other Month Dosing Choroid Retina Vitreous Aqueous Sham 2.5 mg 5 mg 150 150 150 125 100 100 100 75 50 50 50 25 * 0 0 0 Control D30 Control D30 Control D30 Control D30 D1 D29 D1 D29 D1 D29 nd D30 = Day 30 (30 days post-2 ANX007 dose) D1 = Day 1 (before ANX007 dosing) st D29 = Day 29 (post-1 dose) Two doses of 5 mg ANX007 administered by IVT 28 days apart in cynomolgus monkeys *Within resolution limits of assay Grover et al, IOVS (in press); Sun et al, AAO Annual Meeting 2020; Annexon Data on File 26 26 Free C1q (% of Control) C1q in Aqueous Humor (% Pre-dose levels)

Blocking C1q Protects Photoreceptor Structure and Function in Mouse Light Damage Model Protection of Retinal Layer Thickness / Cell Number Protection of Photoreceptor Cell Function Anti-C1q Protects Photoreceptor Cells / Retinal Protects Retinal Function Thickness * * 6 200 150 4 100 2 50 0 0 Control Anti-C1q Control Anti-C1q * p < 0.05 * p < 0.05 Jiao, 2018 27 Rows of photoreceptor nuclei in ONL Amplitude (uV) a-wave

Ongoing ANX007 Phase 2 GA Trial with Data in mid-2023

ARCHER Trial Design

- ANX007 5.0 mg/eye once monthly (n=~90)
- Sham once monthly (n=~45)
- ANX007 5.0 mg/eye every 2 months(n=~90)
- Sham every 2 months (n=~45)

12-month Treatment Period → 6-month Off-treatment Follow-up

Specifications

- Randomized, double-masked, sham-controlled trial
- **Patients stratified based on lesion size and location (>45% patients with non-foveal lesions)**
- Primary endpoint: Rate of change (slope) in GA lesion area assessed by fundus autofluorescence (FAF)
- **>50% of patients through 12-month treatment period with >90% adherence with office follow-ups**

PHASE 2 DATA EXPECTED MID-2023

28

ANNEXON biosciences

ANX1502: First Oral, Small Molecule for Classical Complement-Mediated Autoimmune Diseases

Opportunity

Autoimmune indications with strong scientific rationale, including:

- Multifocal motor neuropathy (MMN)
- Lupus Nephritis
- Myasthenia gravis
- Cold agglutinin disease (CAD)

Role of C1s

Targeting active form of C1s responsible for classical pathway activation

Potent and selective inhibitor of C1s (serine protease): selective over related proteases (200 – 50,000-fold)

Highly specific for classical pathway


C1q
ANX1502
C1s

ANX1502

- ✓ **Orally administer** for chronic therapy in several diseases
- ✓ **Achieved target drug levels** in on-going Phase 1 SAD trial
- ✓ **Conducting MAD in healthy volunteers**
- ✓ **Initiating POC in 2023**

ANNEXON biosciences

29

Following C1q Binding to a Surface, ANX1502 Inhibits Activated C1s

Structure of C1-complex bound to IgM-antigen on a surface


ANX1502 blocks this step
E
IgM
C1-complex
IG binds to antigen
Antigens
C1r activates
C1r cleaves C1s
C1s cleaves C4
C4
C4a
C4b
Modified from Sharp et al, *PNAS*, 2019

C1 Complex Is Comprised of C1r, C1s and C1q

Sharp et al, *PNAS*, 2019

Structure of unbound C1-complex


ANX1502
ANX1502 binds to C1s catalytic site to inhibit enzymatic activity (MW ~300 D)
Anti-C1q (e.g., ANX005) binds to globular heads to block C1q binding (MW ~150,000 D)

Mortensen et al, *PNAS*, 2017

ANNEXON biosciences

30

ANX1502: Structure-Based Screening and Design

ANX1502 Discovery From HTS To CTA Submission

2017	2018	2019		2021	2022
HTS	**Hit to Lead**	**Lead Optimization**		**Candidate Selection**	

HTS: identification of initial inhibitors

Obtained crystal structure with early hits to identify C1s binding mode

Tops HITs based on structure with C1s

- IC_{50} ~1 µM
- Marginal Stability

Structure-driven drug design leads to high potency and selectivity

LEAD

- IC_{50} ~1 nM
- Highly Selective
- Marginal Stability

Optimized potency, selectivity, stability, oral availability, etc.

Active Moiety

- IC_{50} ~1 nM
- Functional Activity
- Highly Selective
- Low in vivo clearance
- Moderate oral bioavailability

Introduction of prodrug increases stability and improves bioavailability

ANX1502

- Improved oral bioavailability

Initiate Phase 1

31

ANNEXON biosciences

ANX1502: Highly Potent and Selective Inhibitor of C1s Potent for In Vitro Hemolysis in Human Serum • High affinity C1s: 0.6 nM (Biacore) • Potent inhibitor: 1 nM purified 3 enzymatic assay ANX005 2 • Selective over related serine proteases ANX1502 70 nM (200 – 50,000-fold) 5 nM 1 Sutimlimab • Robust functional inhibition of classical pathway (comparable to sutimlimab) 0 0.01 0.1 1.0 10 100 1000 10,000 ▪ In vitro hemolysis assay (IC = 5 nM) 50 Drug (nM) ▪ Clinical target concentration =100 nM IC =100 nM 90 Clinical Target Concentration 32 Hemolysis

ANX1502 Well-Tolerated in Ongoing Phase 1 SAD Trial; Supports Further Dose Escalation and Multiple Dosing 25 mg 150 mg 450 mg • ANX1502 generally well-tolerated dose Subjects with TEAEs dose dose (N=8) (N=8) (N=8) • Maximum tolerated dose not yet reached • All treatment-emergent adverse events Dose 25 mg 150 mg 450 mg (TEAEs) mild or moderate Subjects with any TEAE 4 (50.0) 3 (37.5) 5 (62.5) • TEAEs included nausea, emesis and headache Subjects with any Serious TEAE 0 0 0 • No serious adverse events (SAEs) • No significant clinical/lab findings Subjects with at least one Grade 1 3 (37.5) 3 (37.5) 4 (50.0) (e.g., liver enzymes, serum chemistry, Drug-related TEAE hematology) Subjects with any ≥ Grade 2 TEAE 0 0 0 33

ANX1502 Pharmacokinetic Profile Supports Twice Daily Dosing Plasma levels after single dose* • Single dose of 450 mg achieves target drug levels (100 nM) consistent with twice daily dosing 600 450 mg – 450 mg dose achieved >100 nM for 12 hours 500 150 mg 25 mg T = 9-10 hours 1/2 • SAD dosing to MTD on-going 400 300 • MAD cohorts initiating 1H23 200 Target drug levels 100 0 0 6 12 18 24 30 36 42 48 Time (hr) *Cohorts where ANX1502 was administered with consistent dosing protocol 34 Concentration (nM)

ANX1502 Advancing Into Multiple Clinical Trials for Development in Autoimmune Indications

ANX1502 Development Plan

- **Complete Phase 1 SAD / MAD** study in healthy volunteers — **Phase 1 data 2023**
  - Establish dose for patient studies
- **Establish rapid POC in CAD** — **Initiate POC trial 2023**
  - Validate 1502 PK/PD in a short duration trial with objective readout
- **Expand autoimmune franchise into multifocal motor neuropathy (MMN)** — **Initiate P2 trial 2024**
  - Strong scientific rationale; supporting data from mechanistically-related GBS indication

Next Steps for Program Expansion

- Additional franchise expansion informed by emerging data 2H23 — **Expansion 2H23**
  - Ph 1b LN data expected in 1H23; informs late-stage trial related diseases
  - Ongoing assessment of Myasthenia gravis (MG) and other indications

35
ANNEXON biosciences

MMN: Progressive Disability Despite Treatment With Standard Therapy

Disease Overview

- **Clinical features**
  - Slowly progressive asymmetrical distal limb weakness
  - Muscle wasting over time
- **Patients**
  - ~12K in US / EU
  - Commonly middle-aged men
- **Pathophysiology**
  - Anti-GM1 antibodies
  - Motor conduction block
- **Treatment**
  - Treated with IVIg, but progressive nerve damage continues
  - Life-long and time-consuming treatment

Nerve Damage Mediated by Classical Complement in MMN


INTACT NERVE
GM1 ganglioside
to muscle
axon
MMN
C1 complex
Complement activation
Axon and myelin damage
IgM
GM1 ganglioside
to muscle
axon
Nerve impulse

National Organization for Rare Diseases
https://rarediseases.org/rare-diseases/multifocal-motor-neuropathy/
Vlam, Lotte et al., Neuroimmunology Neuroinflammation, 2015

36

ANNEXON biosciences

Strong Rationale for C1 Inhibition as Therapy for MMN IgM driven disease related to GBS Classical Complement Complement Activation C1 Inhibition Reduces Effect Activation in MMN Correlates with Severity of MMN Antibodies Patient sera: C1q, C4b and C3b Neuronal culture: Anti-C1q blocks Patient sera: In vitro complement deposition on GM1 ganglioside in vitro neurotoxic calcium influx caused by IgM deposition on GM1 ganglioside correlates with anti-GM1 IgM titers GM1antibodies correlates with MMN disease severity MMN serum Control serum 0.4 * 3 0.3 2 0.2 Damaging calcium influx Serum C1q 1 0.1 C4b MMN serum C3b 0 0 0 Minor Mild Moderate Severe 0 1 2 3 MMN serum +anti-C1q Muscle weakness Anti-GM1 antibody titer (OD) Yuki, et al., J Neurol Neurosurg Psychiatry 2011 Vlam, et al., Neurology 2015 Harschnitz, et al., Annals Neurol 2016 37 Complement deposition (OD) C3b deposition ()OD values)

Early Plans for MMN Study With ANX1502 Trial Design Key Objectives • Randomized, double-blind trial assessing • Safety and tolerability efficacy of ANX005 vs. IVIg • Confirm first use of oral drug candidate in • IVIg rescue provided MMN patient population • Measures of peripheral muscle strength using MRC sum score and hand-held dynamometry Target Patient • Patient function • Early MMN and documented response to IVIg • Need of IVIg retreatment (run-in period) TIMELINE: INITIATE IN 1H 2024 38

Additional Near- Term Opportunities 39 39

Numerous Opportunities with Next Wave Programs 2023 ANTICIPATED INDICATION CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MILESTONE Amyotrophic Lateral Report Phase 2 data ANX005 in 2023 Sclerosis (ALS) Report Phase 1 data Lupus Nephritis (LN) ANX009 in 1H 2023 Report Phase 1 data Autoimmune/ Neuro ANX105 in 2023 *warm autoimmune hemolytic anemia (wAIHA) evaluated in Phase 2 trial; wAIHA development deprioritized as company intends to pursue autoimmune diseases with greater market potential. 40

First-In-Class Treatment for ALS

Targeting up & downstream complement activity in both the brain and peripheral nerves

ALS Overview

Rapidly progressing neurodegenerative disorder (fatal within 3-5 years from diagnosis)

Affects **~19,000 people each year** in the US

Role of C1q

C1q targets both central and peripheral nerve components – motor neurons (MN) and peripheral neuromuscular junction (NMJ)[1, 2, 3]

C1q activation drives inflammation and neurodegeneration[1,2]

ANX005 blocks all downstream components of classical cascade **to prevent tissue damage**


C1q
C1q on NMJ[4]


C1q
C1q on central motor neurons[3]

ANX005

Differentiated, targeting both central and peripheral nervous system

Aim to slow rate of disease progression

Phase 2a trial actively enrolling, data expected 2023

ANNEXON biosciences

41

[1]Bahia El Idrissi 2016, [2]Henkel et al 2004, Kawamata et al 1992, Sta et al 2011, Kjaldgaard 2018; [3]Lee, et al. 2018; [4]Data on file

ANX005 Preliminary ALS Phase 2a 12-Week Data Show Disease Progression Slowed During Treatment, Increased Off-treatment Reduction in Plasma NfL Impact on ALSFRS Rate of Progression Reduction trend in plasma NfL All patients showed improvement or maintenance during treatment period of progression rate during treatment Both patients Increased in that stayed on 10 off-treatment drug continued to 2 improve period 0 0 -10 -2 -20 All patients who -4 -30 went off treatment On treatment Off treatment declined On treatment Off treatment -40 -6 0 6 12 18 24 0 6 12 18 24 Week Week Individual patients 12 wks on drug, 12 wks off Individual patients 24 weeks on drug On-treatment: N=8; Off-treatment: n=6 (all patients who completed 12- N=8 (All patients who completed 12 or 24-week treatment protocol): Data as of 12/6/2022 week treatment protocol): Data as of 12/6/2022 42 NfL %Change from Baseline (median ± IQR ALSFRS-R Change from Previous Visit (Points/Month)

Ongoing ANX005 Phase 2 Signal-Finding Study in ALS Trial Design Specifications Target patients: • All forms of ALS, onset of weakness within 3 years prior to enrollment, ALSFRS-R ≥ 30 Off-Treatment Open-Label Treatment Period Endpoints: Period 1 3-6 Months 3 months • Primary: Safety, PK, C1q target engagement, and NfL concentrations in serum 1 Protocol amendment extended treatment period from 3 months to 6 months • Secondary: Clinical outcomes (ALSFRS) ENROLLMENT ONGOING WITH DATA EXPECTED IN 2023 43

ANX005 in Two Types of Autoimmune Hemolytic Anemia

ANNX Approach

Confirm efficacy in CAD (n=3) with prior validation in anti-complement therapy

Inform patient enrichment strategy in primary wAIHA via natural history / feeder study (n=60)

Test precision medicine approach in wAIHA in subset of patients with CAD-like complement activity (n=6)

Endpoints:

- Safety, target engagement and complement inhibition
- Anemia and hemolysis markers (e.g., hemoglobin and bilirubin)
- Quality of Life (FACIT fatigue score)

Cold Agglutinin Disease (CAD)

Ph2a Study Design (Confirmatory 1-Year Study)

6-week run-in period → ANX005 Chronic Treatment 4-12 months (n=3) → 9-week follow up

Primary CAD patients with active hemolysis & anemia (Hgb <10 g/dL)

Warm Autoimmune Hemolytic Anemia (wAIHA)

AIHA Ph2a Study Design (Signal Finding 1-Month Study)

Phase 0 feeder study → ANX005 2-dose Treatment Day 1 and Day 8 (n=6) → 9-week follow up

Primary wAIHA patients with high levels of complement activation and with active hemolysis & anemia (Hgb < 10 g/dL)

ANNEXON biosciences

44

Summary of AIHA Phase 2a Results • ANX005 generally well tolerated for up to 1 year in CAD, longest treatment duration of ANX005 to date • ANX005 achieved full target engagement, completely inhibiting C1q and downstream complement components – consistent with ANX005 in other indications • Positive outcomes in all CAD patients (n=3), consistent with other complement-based inhibitors • Mixed outcomes in signal-finding study with wAIHA patients (n=6) ▪ Successfully identified patients with active complement deposition – blocked by anti-C1q ▪ Indication that 2 doses of drug was insufficient (3-6 weeks complement inhibition) • Due to disease heterogeneity / mixed response will not pursue further development of ANX005 in wAIHA 45

CAD and wAIHA: Autoantibody-Mediated Diseases
Different Overlapping Processes of Red Blood Cell Elimination

CAD – IgM autoantibodies
Driven by 1 process of elimination


IgM
C1q
C4b
C3b
RBC
C5b-9

① **Complement-receptor** dependent extravascular RBC removal by macrophages and intravascular lysis

wAIHA – IgG autoantibodies
Heterogeneous - driven by 2 processes of elimination

Complex interplay

② **Fc Receptor-**dependent removal by macrophages


IgG
C1q
C4b
C3b
RBC
C5b-9

① **Complement-receptor** dependent extravascular removal of RBC by macrophages and intravascular lysis

Michalak, et al., 2020 Immunity & Aging 17:3; Barcellini and Fattizzo, 2021 Blood 136:1283

46

ANNEXON biosciences

Serum ANX005 (ug/mL) Serum ANX005 (ug/mL) ANX005: Full Target Engagement in CAD and wAIHA Patients Results consistent with findings in other ANX005 studies CAD Patient 1 wAIHA Patient 1 50 1000 100 1000 Serum ANX005 Serum ANX005 Serum Free C1q Serum Free C1q 10 100 10 5 100 10 1 1 1 0 10 20 30 40 50 60 0 1 2 3 4 Study Week Study Week Annexon data on file 47 Serum C1q (ug/mL) Serum C1q (ug/mL)

Considerable Heterogeneity in wAIHA Patients
Muti-Parameter Analysis of Plasma Samples in wAIHA & CAD Patients

Cluster analysis of 17 parameters of disease pathology, including:

- Hemolysis markers (e.g., bilirubin)
- Anemia markers (e.g., hemoglobin)
- Complement levels (e.g., C3, C4)
- Complement deposition on RBC (e.g., C1q, C4d, C3d)



Cluster 1
Cluster 2
Cluster 3
Best wAIHA responder

Key takeaways (63 samples from 60 primary wAIHA and 3 CAD patients)

- Samples from 60 patients with primary wAIHA revealed significant heterogeneity within multiple subgroups
- Samples from three CAD patients clustered together (all with with low C4 levels, <1.5 lower limit of normal)
- Samples from five wAIHA patients with low, CAD-like levels of C4 selected for treatment (N=5) demonstrated significant heterogeneity in multiple baseline parameters; best responder most closely resembled CAD based on all parameters

Annexon data on file

ANNEXON biosciences

48

ANX005 in CAD: Rapid Inhibition of Hemolysis and Sustained Increases in Hemoglobin Total Bilirubin CAD: Key Data Takeaways CAD Patient #1 CAD Patient #2 4 4 3 3 • ANX005 fully blocked complement deposition on 2 2 Normal Range Normal Range red blood cells in all patients 1 1 • Rapid and sustained normalization of hemolysis 0 0 (bilirubin) 0 20 40 0 5 10 15 Time (weeks) Time (weeks) • Significant and durable improvement in anemia (increase in hemoglobin) Hemoglobin Change From Baseline ▪ Hgb ≥2 g/dL & achieved Hgb > 10 g/dL CAD Patient #1 CAD Patient #2 6 6 • ANX005 generally well tolerated 5 5 for up to 1 year 4 4 3 3 2 2 ▪ Longest treatment duration of ANX005 to date 1 1 Baseline Baseline 0 0 -1 -1 -2 -2 0 20 40 0 5 10 15 Time (weeks) Time (weeks) Annexon data on file 49 Change from Baseline Total Bilirubin (g/dL) (mg/dL)

ANX005 in wAIHA: Complement Deposition Blocked on RBC, But Mixed Effects on Hemolysis and Hemoglobin Total Bilirubin wAIHA Patient #1 wAIHA Patient #2 Non responder Partial responder 4 4 Off drug wAIHA: Key Data Takeaways 3 3 2 2 1 1 • ANX005 fully blocked complement Normal Range Normal Range 0 0 deposition on red blood cells in all patients 0 1 2 3 4 0 1 2 3 4 Time (weeks) Time (weeks) ▪ Measured by flow cytometry (data not shown) • Mixed responses on bilirubin and Hemoglobin Change From Baseline hemoglobin wAIHA Patient #1 wAIHA Patient #2 Non responder Partial responder 6 6 • ANX005 generally well tolerated 5 5 4 4 Off drug 3 3 2 2 1 1 Baseline 0 0 Baseline -1 -1 -2 -2 0 1 2 3 4 0 1 2 3 4 Time (weeks) Time (weeks) Annexon data on file 50 Change from Baseline Total Bilirubin (g/dL) (mg/dL)

ANX009 Selectively Inhibits Complement Activation in Vascular Space Key Attributes ✓ Subcutaneous formulation of an antigen-binding fragment (Fab) ✓ Target Engagement: Selectively inhibits C1q in the vascular space ✓ Safety: Well-tolerated in Phase 1 trial, twice weekly dosing provided ANX009 sustained C1q inhibition in the circulation Subcu administered antigen-binding fragment (Fab) ✓ Dosing: Designed to enable chronic dosing for use in future trials of autoimmune indications 51

Ongoing First-In-Class Approach for Lupus Nephritis; Data 1H23

Endogenous, pathogenic autoantibodies against C1q enhance its activity and uniquely amplify kidney inflammation and damage

LN Overview

~60,000 US patients/year

Pathogenetic auto-antibodies against C1q (PACAs) enhance LN disease activity

Role of C1q

C1q and PACAs amplify kidney inflammation and damage

ANX009 blocks binding, activation & **tissue damaging inflammation in LN**


C1q

C1q targeting the renal glomerulus

ANX009

Targeting patients with high baseline complement activity by increased C4d/C4

Well-tolerated in Phase 1 trial, twice weekly dosing provided sustained C1q inhibition in the circulation

Phase 1b signal-finding trial underway, with initial data in 1H23

*Induced by injection of auto-reactive antibodies against kidney glomerular basement membrane antigens
Trouw et al. J Clinical Investigation (2004) 114:679

52

ANNEXON biosciences

Preclinical and Phase 1 Support for ANX009 in Lupus Nephritis Precision Medicine Approach High baseline complement activity correlated with disease activity Selectively Inhibiting C1q to Stop Complement-Mediated Disease Full inhibition of C1q in serum with ANX009 in Phase 1 study 53

Progressing ANX009 in Signal-Finding Study for Lupus Nephritis

Trial Design

~8-week Run-in Period → ANX009 ~3 weeks treatment (n=~6) → 11-week follow up

Specifications

Target patients:

- Classical complement activity, smoldering disease, proteinuria, stable background therapy

Objective endpoints:

- Safety and tolerability, complement PD markers, exploratory markers of renal tissue damage and function

ENROLLMENT ONGOING WITH DATA EXPECTED IN 1H 2023

ANNEXON biosciences

54

ANX105 Next Generation Inhibitor of C1q & Classical Pathway Key Attributes ✓ Full-length mAb for IV administration ✓ Target Engagement: Designed to fully inhibit C1q in blood and CSF ANX105 ✓ Dosing: Designed with potentially improved dosing properties for use in future trials of autoimmune and neurodegenerative indications IV administered monoclonal antibody ✓ Phase 1 SAD study in normal healthy volunteers ongoing 55

Advancing Robust Portfolio of Anti-C1 Clinical Candidates Protecting against tissue damage, neuroinflammation and cell death to improve patient outcomes ANNX Programs ANX007 ANX005 ANX1502 • Full-length mAb for IV • Subcutaneous formulation of a • Oral, small molecule administration Fab for IVT administration • Inhibition of active form of • Selective inhibition of C1q and • Inhibition of C1q and classical C1s and classical pathway in classical pathway in the eye complement pathway in the the body body & brain ANX009 ANX105 • Subcutaneous formulation of a Fab • Full-length mAb for IV administration • Selective inhibition of C1q and • Fast follower to ANX005 designed to classical pathway in the body offer enhanced dosing administration (vascular space) 56

A Mission to Enable People to Live Freely from Complement- mediated Diseases 57 57

Game-Changing Opportunity for C1q-directed Complement Therapies in Current Indications and Beyond Significant Unmet Need Multi-Billion Market Opportunity C1q-directed complement agents on Expansion into additional 0 the market or in late-stage development complement-mediated diseases of the body, brain and eye Disease-modifying treatments available 0 for GBS or HD Treatments that target both up and 0 downstream complement pathway for GA >$10 BILLION Market opportunity in Orally administered, small molecule current pipeline indications 0 complement treatments available Annexon data on file 58

2023 Clinical Milestones Primed to Unlock Significant Value Well capitalized with runway into 2025 ANX005 Complete enrollment in pivotal GBS trial Phase 3 complete enrollment in 2H 2023 ANX005 Initiate pivotal HD trial Phase 2/3 initiates in 2023 ANX007 Demonstrate clinical efficacy in GA Phase 2 data in mid-2023 ANX1502 Initiate clinical POC trial with oral, small molecule Phase 1 MAD data in healthy subjects by end of 2023 Initiate POC trial in CAD patients by end of 2023 ANX005 Ph 2 ALS data in 2023 Demonstrate efficacy signal in “next wave” indications and ANX009 Ph 1 LN data in 1H 2023 target engagement with next generation mAb ANX105 Ph1 data in 2023 59

WARRIOR SPIRIT SOUND JUDGEMENT PASSION ALL-FOR-ONE THRIVE! Committed to Serving Patients, Families and Communities through Game-changing Medicines 60

APPENDIX

Loss of Functioning Synapses Results in Neurodegeneration

Blocking C1q protects functioning synapses, prevents loss and decreases disability[2]

C1q's Normal Role In Development

- C1q recognizes, tags & drives removal of excess synapses
- Strong synapses remain to form appropriate circuits and normal brain health


C1q sculpts synaptic connects for appropriate neuronal network
Synapse

Pathway turns off after developmental window

C1q's Role In Neurodegenerative Disease

- C1q recognizes, tags & drives removal of functioning synapses
- Triggers inappropriate synapse damage and loss, neuroinflammation and degeneration


C1q drives inappropriate synapse damage and loss
C1q
C4b
C3b
C5b-9

Chronic pathway activation and functional decline

[1]Wilton 2021 doi.org/10.1101/2021.12.03.471180; Hong 2016 *Science* 10.1126/science.aad8373; Stevens 2007 *Cell* DOI 10.1016/j.cell.2007.10.036; Fonseca, 2004, *J Neurosci*; Dejanovic, 2018, *Neuron*; Vukojicic, 2019, *Cell Reports*; Howell, 2011, *J Clin Inves*; Williams, 2016, *Mol Neurodegen*; Jiao, 2018, *Mol Neurodeg*; Lui, 2016, Cell **165**:921; Krukowski, 2018, Int.*J Mol Sci*; Holden, 2021, *Science*; Annexon NfL reduction in SOD1 model, unpublished; Absinta, *Nature*, 2021

62
ANNEXON biosciences

Evidence of Reduced Downstream Complement Activation & Neuroinflammation Through Entire 9 Month Study Drug Effects Continue into Off-treatment Period %CSF C4a %CSF C3a Off treatment Baseline levels 4 ANX005 showed: 1.0 ▪ Reduction of downstream complement C3a 3 activation (C3a) ▪ Reduction of neuroinflammation (C3) 0.5 C3 2 ▪ C3 is produced by activated, neurotoxic 1 astrocytes in the brain 1 0.0 0 6 12 18 24 30 36 0 6 12 18 24 30 36 Last Dose Weeks Weeks N = 23 1 Liddelow, Barres, 2017 Nature 541: 481–487 63 C4a Levels (Fold change from baseline) C3a levels (Fold change from baseline)

Clinical Disease Progression Stable in Overall Patient Population Through Entire 9-month Study cUHDRS Stable Over 9 Months TFC Stable Over 9 Months 2 2 Off treatment Off treatment 1 1 0 0 -1 -1 -2 -2 -2 0 6 12 18 24 36 -2 0 6 12 18 24 36 N = 23 Week Week MMRM; LS means +/- 95% CI 1 Expected decline = interpolated natural history from Schobel 2017 (TRACK-HD) 64 cUHDRS (Mean Change from Baseline) TFC (Mean Change from Baseline)

Complement Activation Correlates with Disease and Functional Decline in HD

Patients with higher baseline complement activity may be more likely to respond to anti-C1q therapy

CSF C4a Elevated and Increase with HD Progression*



CSF C4a Levels
ng/mL
40
30
20
10
0
p=0.011
p<0.001
Control
Early premanifest
Late premanifest
Early manifest
Moderate manifest

Early manifest consistent with patients enrolled in current study

CSF C4a Activation Correlate with HD Functional Decline

Clinical endpoints	p-value	
Total functional score (TFC)	0.0333	Motor & Function
Total motor score (TMS)	0.0181	
Disease burden score (DBS)	0.1310	
Symbol digit mod. Test (SDMT)	0.0324	Cognitive Scales
Verbal fluency	0.0255	
Stroop color naming (SCN)	0.0454	
Stroop word recall (SWR)	0.0710	

*Higher complement activity in CSF (C4a) of HD Patients associated with disease severity & functional decline
Presented at HSG, November 2021; Annexon Collaboration with Ed Wild UCL

65

ANNEXON biosciences

Rapid Benefit Maintained in Patients with High Baseline Complement Activity Through Treatment and Follow-up Periods Benefit at All Time Points in High Complement Group (TFC) Benefit at All Time Points in High Complement Group (cUHDRS) 2 2 Off Off treatment treatment 1 1 0 0 -1 -1 C4a/C4 higher (n=12) C4a/C4 higher (n=12) -2 -2 p=0.037* p=0.293* C4a/C4 lower (n=11) C4a/C4 lower (n=11) -2 0 6 12 18 24 36 -2 0 6 12 18 24 36 Week Week *Comparing higher vs lower C4a/C4 groups at week 24 *Comparing higher vs lower C4a/C4 groups at week 2; MMRM; LS means +/- 95% CI; N=23 1 Expected decline = interpolated natural history from Schobel 2017 (TRACK-HD) 66 cUHDRS (Mean Change from Baseline) TFC (Mean Change from Baseline)

75% of Patients with High Baseline Complement Levels Showed Improvement at Week 24, Maintained at Week 36r Twice as many patients with high complement improved compared to patients with low complement Week 24 cUHDRS (Change from Baseline) Week 36 cUHDRS (Change from Baseline) Week 24 Week 36 4 4 75% patients with elevated 75% maintained baseline complement during 3-month 2 2 improved (9/12) follow-up period vs. 0 0 36% with lower baseline complement (4/11) -2 -2 *p=0.134 *p=0.032 -4 -4 Low High Low High Baseline Complement Activity (C4a/C4) Baseline demographics evenly matched between patients with higher and lower CSF complement activation *Wilcoxon-Mann-Whitney Test 67 cUHDRS (Mean Change from Baseline) cUHDRS (Mean Change from Baseline)

Independent Marker of Inflammation in HD (YKL-40*) Decreased in ANX005-treated Patients Exhibiting Clinical Improvement ANX005-treated Improvers Showed Rapid, Consistent YKL-40 Increased in CSF of HD Patients Decrease of YKL-40 10 Off treatment 5 Non-improver 0 -5 Improver -10 ^ Rodrigues, et al., 2016. Plos One Baseline 6 12 24 36 DOI:10.1371/journal.pone.0163479 Time (weeks) Rodrigues 2016 PLoS One 11 e0163479 Annexon data on file *Produced by activated glia - Elevated in HD and other neurological diseases 68 % Change (Median +/- QR)